EXHIBIT 99.4


                                  SCHEDULE "D"

                     FORM OF AGREEMENT APPOINTING THE AGENT


                                AGENCY AGREEMENT

         THIS AGREEMENT is made effective as of this o day of October, 2001.

b e t w e e n:

                  [PURCHASER], of o, o
                  (hereinafter called "Lender")
                                                              OF THE FIRST PART;
                  - and -

                  WILLIAM E. KREBS, of the City of Salt Spring Island in the Province of British Columbia
                  (hereinafter called the "Agent")
                                                             OF THE SECOND PART;


         WHEREAS the Lender wishes to appoint the Agent as agent for the benefit of the Lender under the Security Documents (as such term is defined herein);

         AND WHEREAS capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Subscription Agreement (as such term is defined herein);

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree with each other as follows:

1.       Defined Terms.

         "Agency Agreement" means this agency agreement entered into between the Lender and the Agent;

         "Agent" means William E. Krebs, acting as agent for the benefit of the Lenders under the Security Documents;

         "Claim" means any claim of any nature whatsoever including any demand, cause of action, suit or proceeding;

         "General Security Agreements" means the general security agreements entered into between the Guarantor and the Agent and the Company and the Agent;

         "Guarantee Agreement" means the guarantee agreement entered into between the Guarantor and the Agent;

         "Guarantor" means WaveRider Communications (Canada) Inc.;

         "Holders"means the Lender and all other Persons from time to time holding any of the Notes;

         "Lenders" means those persons who subscribe for the Units under the Offering;

         "Loss" means any loss whatsoever, whether direct or indirect, including expenses, costs, damages, judgments, penalties, awards, assessments, fines and all fees, disbursements and expenses of counsel, experts and consultants;

         "Notes" means the 8% Series A promissory notes of the Company;

         "Person" means an individual, corporation, partnership, unincorporated association, unincorporated syndicate, ____ unincorporated ____ organization, ____ trust, trustee, executor, administrator, or other legal representative;

         "Required Holders" means, at any time, Holders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding Notes representing more than 50% of the aggregate outstanding principal amount of all outstanding Notes;

         "Security Documents" means the Guarantee Agreement and the General Security Agreements; and

         "Subscription Agreement" means the subscription agreements entered into between each of the Lenders and the Company.

2. Appointment of Agent. The Lender hereby designates and appoints the Agent to act as specified herein and in the Security Documents, and hereby authorizes the Agent as the agent for the Lender, to take such action on its behalf under the provisions of this Agency Agreement and the Security Documents and to exercise such powers and perform such duties as are expressly delegated by the terms of this Agency Agreement and the Security Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the Security Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with the Lender or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agency Agreement or any Security Documents, or shall otherwise exist against the Agent. The provisions of this section are solely for the benefit of the Agent and the Lender, and neither the Company nor the Guarantor shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Agency Agreement and the Security Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Company or the Guarantor or any of their respective Affiliates.

3. Delegation of Duties. The Agent may execute any of its duties hereunder or under the other Security Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

4. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
         (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any Security Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Holders for any recitals, statements, representations or warranties made by the Company or the Guarantor contained herein or in any Security Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by an Agent under or in connection herewith or in connection with the Security Documents, or enforceability or sufficiency of this Agency Agreement or any Security Documents, or for any failure of the Company or the Guarantor to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Secured Party for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agency Agreement, or any Security Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Company or the Guarantor in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Holders or by or on behalf of the Company or the Guarantor to the Agent or any other Secured Party or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Notes or of the existence or possible existence of any Event of Default (as such term is defined in the certificates representing the Notes) or to inspect the property, books or records of the Company or the Guarantor or any of their respective Affiliates. The Agent is not a trustee for any Holders and owes no fiduciary duty to any Holders.

5. Reliance on Communications. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company or the Guarantor, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat each Lender as the owner of its interests under the Notes for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agency Agreement or under any Security Documents unless it shall first receive such advice or concurrence as it deems appropriate from the Required Holders, or it shall first be indemnified to its satisfaction by the Holders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any Security Documents in accordance with a request of the Required Holders and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Holders (including their successors and assigns).

6. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the Agent has received notice from a Holder or the Company or the Guarantor referring to the Security Document, describing such Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to all of the Holders. The Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Required Holders.

7. Non-Reliance on Agent and Other Holders. The Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Company or the Guarantor or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Holder. The Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Holder, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Company, the Guarantor or their respective Affiliates and made its own decision to make its advances hereunder and enter into this Agency Agreement. The Lender also represents that it will, independently and without reliance upon the Agent or any other Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agency Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Company, the Guarantor and their respective Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Holders (or any of them) by the Agent hereunder or under any Security Document, the Agent shall not have any duty or responsibility to provide any Holder with any credit or other information concerning the business, operations, property, financial or other conditions, prospects or creditworthiness of the Company or the Guarantor or any of their respective Affiliates which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

8.        Indemnification.

         (1) The Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Company or the Guarantor and without limiting the obligation of the Company or the Guarantor to do so), rateably according to the aggregate outstanding balance owing under the Notes, from and against any and all Claims and Losses which may at any time (including without limitation at any time following the final payment of all of the obligations under the Notes and under the other Security Documents) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Agency Agreement or the
                  Security Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Holder shall be liable for the payment of any portion of such Claims or Losses resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity from the Holders and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         (2) The agreements in this Section shall survive the repayment of the Notes and all other obligations under the Security Documents.

9. Agent in its Individual Capacity. The Agent and its Affiliates may generally engage in any kind of business with the Company or the Guarantor or their respective Affiliates as though the Agent were not an agent hereunder. With respect to any Notes held by and all obligations of the Company and the Guarantor hereunder and under the Security Documents, the Agent shall have the same rights and powers as any Holder and may exercise the same as though it were not an Agent, and the terms "Holder" and "Holders" shall include the Agent in its individual capacity.

10. Successor Agents. The Agent may, at any time, resign upon 45 days' written notice to the Holders and the Company, and be removed with or without cause by the Required Holders upon 30 days' written notice to the Agent and the Company. Upon any such resignation or removal, the Required Holders shall have the right to appoint a successor Agent acceptable to the Company (and to the extent possible, from among the Holders). If no successor Agent shall have been so appointed (and accepted such appointment) within 30 days after the notice of resignation or notice of removal, as appropriate, then the Agent shall select a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agency Agreement and the Security Documents and the provisions of this Section shall enure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agency Agreement. If no successor Agent has accepted appointment as a successor Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Holders shall perform all of the duties of such retiring Agent hereunder until such time, if any, as the Required Holders appoint a successor agent as provided for above.

11.       Amendments.

         (1) Neither this Agency Agreement nor any Security Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Holders and the Company or the Guarantor that is a party thereto, provided that no such amendment, change, waiver, discharge or termination shall, without the consent of each Holder: (i) extend the final maturity of any Note or any portion thereof;
                  (ii) reduce the rate or extend the time of payment of interest under any Notes; (iii) reduce the principal amount on any Notes; (iv) amend, modify or waive any provision of this
                  Section 11; (v) reduce any percentage specified in, or otherwise modify, the definition of "Required Holders"; (vi) consent to the assignment or transfer by the Company of any of its rights and obligations under (or in respect of) any Security Document to which it is a party; or (vii) release the Company or the Guarantor from their obligations under the Security Documents; or (viii) to the extent the obligations have become secured by the property of the Company and the Guarantor, release all or substantially all of such property.

         (2) Subject to Subsection (1), no amendment or waiver of any provisions of any Security Document, nor consent to any departure by the Company or the Guarantor or any other Person from such provisions, is effective unless in writing and approved by the Required Holders.

          IN WITNESS WHEREOF this Agency Agreement has been duly executed by the parties on the date first written above.


SIGNED, SEALED AND DELVERED                    )
         in the presence of:                   )
                                               )
_____________________________         )
                                      )        ---------------------------------
Witness                                          [LENDER]


SIGNED, SEALED AND DELVERED                    )
         in the presence of:                   )
                                               )
_____________________________         )
                                      )        ---------------------------------
Witness                                           WILLIAM E. KREBS, as Agent
                                                  for the Lender